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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 3, 2002


                          VENTURE CATALYST INCORPORATED
             (Exact Name of registrant as specified in its charter)



             UTAH                        0-11532                 33-0618806

(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                      Identification No.)


     591 Camino De La Reina, Suite 418

           San Diego, California                           92108
  (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (858) 385-1000


                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.

         On June 3, 2002, Venture Catalyst Incorporated issued a press release, the full text of which is set forth in Exhibit 99.1, which is attached hereto and is incorporated by reference into this report.

Item 7.  Exhibits.

         (c) Exhibits

         Exhibit No.   Description
         -----------   -----------

         99.1          Press Release, dated June 3, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 3, 2002             VENTURE CATALYST INCORPORATED

                                   By:  /S/ KEVIN MCINTOSH
                                       -----------------------------------------
                                       Kevin McIntosh
                                       Senior Vice President and Chief Financial
                                       Officer